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                                                                   EXHIBIT 10.28

                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT


         This Amendment No. 2, dated as of February 27, 2001, amends the Employment Agreement, dated as of September 28, 1998, by and between R.H. Donnelley Corporation (the "Company") and Judith A. Norton (the "Executive"), as amended by Amendment No. 1, dated as of July 27, 2000 (as so amended, the "Existing Agreement", and as amended hereby, the "Agreement").

         WHEREAS, the Company considers it essential and in the best interests of its shareholders to foster the continued employment of its senior management personnel, and the Executive is an important member of the Company's senior management; and

         WHEREAS, the initial term of the Existing Agreement expires on June 30, 2001, although the Existing Agreement automatically renews for successive one-year terms, unless either party gives 90 day's written notice prior to the renewal date;

         WHEREAS, the Company wishes to clarify the ramifications of a decision by the Company not to renew Executive's employment as of June 30, 2001 or during any subsequent renewal term; and

         WHEREAS, the Compensation and Benefits Committee of the Board of Directors has approved the following amendment to the Existing Agreement;

         NOW, THEREFORE, the parties agree that the Existing Agreement is hereby amended as follows:

         1. Paragraph 1 of the Existing Agreement is amended by inserting the following sentence at the end thereof:

            "Any such non-renewal of this Agreement by the Company shall be treated as a termination of Executive's employment without Cause, as hereinafter defined."

         2. Except as amended hereby, the Existing Agreement shall remain in full force and effect in accordance with its terms.



         3. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York.

         4. This Amendment No. 2 may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 as of the day and year first above written.


                                            Executive


                                            /s/ Judith A. Norton
                                            --------------------
                                            Signature of Judith A. Norton


                                            R.H. DONNELLEY CORPORATION


                                            By:/s/ Frank R. Noonan
                                            ----------------------
                                                 Name: Frank R. Noonan
                                                 Title: Chairman & CEO







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